Exhibit 99.12

MBNA MASTER CREDIT CARD TRUST II SERIES 1996-A

KEY PERFORMANCE FACTORS
July 31, 1998



        Expected B Maturity                                        3/17/03


        Blended Coupon                                              5.8942%



        Excess Protection Level
          3 Month Average  4.88%
          July, 1998  5.13%
          June, 1998  4.67%
          May, 1998  4.84%


        Cash Yield                                  18.75%


        Investor Charge Offs                        5.14%


        Base Rate                                   8.48%


        Over 35 Day Delinquency                     4.90%


        Seller's Interest                           15.22%


        Total Payment Rate                          14.52%


        Total Principal Balance                     $37,740,921,726.81


        Investor Participation Amount               $700,000,000.00


        Seller Participation Amount                 $5,743,527,208.32